UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):              February 22, 2021

PARK AEROSPACE CORP.

(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1400 Old Country Road, Westbury	New York	11590
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code         (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

      Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.10 per share	PKE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has selected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(d).  Election of Director.

On February 22, 2021, the Board of Directors (the “Board”) of Park Aerospace Corp. (the “Company”) voted to increase the size of the Board from five to six Directors and elected Mr. D. Bradley Thress as a Director to fill the newly-created vacancy.

Mr. Thress does not have an employment agreement with the Company. There is no family relationship between Mr. Thress and any other director or any officer of the Company. Mr. Thress does not own any shares of common stock of the Company.

Mr. Thress is President and Chief Executive Officer of FlightSafety International, located in Melville, New York, and has served in that capacity since February of 2020. FlightSafety International, a Berkshire Hathaway company, is the world’s pre-eminent professional pilot training company. FlightSafety operates learning centers in 11 countries, employs over 1,800 highly experienced professional instructors and offers more than 4,000 courses for pilots, technicians, flight attendants and dispatchers. From 1992 through February of 2020, Mr. Thress worked for Textron Aviation and held a number of key positions at that company, including Senior Vice President of Global Parts, Programs and Flight Operations, Senior Vice President of Engineering, Senior Vice President of Business Jets and Senior Vice President of Customer Service. Mr. Thress started at Textron Aviation as Demonstration Pilot. Textron Aviation, which is a subsidiary of Textron, Inc., is a world leading manufacturer of business jets, turboprops and other aircraft. From 1984 to 1992, Mr. Thress served in the United States Air Force as a T-38A Instructor Pilot, a KC-135R Aircraft Commander and a T-38A and AT-38B Detachment Commander, among other positions. Mr. Thress received a Bachelor of Engineering Science and Mechanics from the University of Tennessee in Knoxville, Tennessee and an MBA from Baker University in Overland Park, Kansas.

The Company issued a news release on February 25, 2021 announcing the election of Mr. Thress.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

     99.1 News Release dated February 25, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK AEROSPACE CORP.

Date: February 26, 2021	By:	/s/ P. Matthew Farabaugh
	Name:	P. Matthew Farabaugh
	Title:	Senior Vice President and Chief
Financial Officer

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